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                          CREDIT AND SECURITY AGREEMENT

                                 BY AND BETWEEN

                                 ULTRA PAC, INC.

                                       AND

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                  JUNE 21, 1996

                                [GRAPHIC OMITTED]
                                  NORWEST LOGO

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                                Table of Contents

ARTICLE I  DEFINITIONS............................................................................................1
    Section 1.1  Definitions......................................................................................1
    Section 1.2  Cross References.................................................................................8

ARTICLE II  AMOUNT AND TERMS OF THE CREDIT FACILITY...............................................................8
    Section 2.1  Term Advance.....................................................................................8
    Section 2.2  Payment of Term Note.............................................................................9
    Section 2.3  Voluntary Prepayment.............................................................................9
    Section 2.4  Interest; Default Interest; Participations; Usury................................................9
    Section 2.5  Computation of Interest and Fees; When Interest Due and Payable.................................10
    Section 2.6  Payment.........................................................................................10
    Section 2.7  Payment on Non-Banking Days.....................................................................10
    Section 2.8  Use of Proceeds.................................................................................10
    Section 2.9  Liability Records...............................................................................10

ARTICLE III  SECURITY INTEREST; OCCUPANCY; SETOFF................................................................10
    Section 3.1  Grant of Security Interest......................................................................10
    Section 3.2  Notification of Account Debtors and Other Obligors..............................................10
    Section 3.3  Assignment of Insurance.........................................................................11
    Section 3.4  Occupancy.......................................................................................11
    Section 3.5  License.........................................................................................12
    Section 3.6  Financing Statement.............................................................................12
    Section 3.7 Setoff...........................................................................................12

ARTICLE IV  CONDITIONS OF LENDING................................................................................13
    Section 4.1  Conditions Precedent to the Term Advance........................................................13
    Section 4.2  Additional Conditions Precedent.................................................................15

ARTICLE V  REPRESENTATIONS AND WARRANTIES........................................................................15
    Section 5.1  Corporate Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations;
                 Tax Identification Number.......................................................................15
    Section 5.2  Authorization of Borrowing; No Conflict as to Law or Agreements.................................16
    Section 5.3  Legal Agreements................................................................................16
    Section 5.4  Subsidiaries....................................................................................16
    Section 5.5  Financial Condition; No Adverse Change..........................................................16
    Section 5.6  Litigation......................................................................................17
    Section 5.7  Regulation U....................................................................................17
    Section 5.8  Taxes...........................................................................................17
    Section 5.9  Titles and Liens................................................................................17
    Section 5.10 Plans...........................................................................................17
    Section 5.11 Default.........................................................................................18
    Section 5.12 Environmental Matters...........................................................................18
    Section 5.13 Submissions to Lender...........................................................................19
    Section 5.14 Financing Statements............................................................................19
    Section 5.15 Rights to Payment...............................................................................19

ARTICLE VI  BORROWER'S AFFIRMATIVE COVENANTS.....................................................................20
    Section 6.1  Reporting Requirements..........................................................................20
    Section 6.2  Books and Records; Inspection and Examination...................................................22
    Section 6.3  Account Verification............................................................................23
    Section 6.4  Compliance with Laws............................................................................23
    Section 6.5  Payment of Taxes and Other Claims...............................................................23
    Section 6.6  Maintenance of Properties.......................................................................23
    Section 6.7  Insurance.......................................................................................24
    Section 6.8  Preservation of Existence.......................................................................24
    Section 6.9  Delivery of Instruments, etc....................................................................24
    Section 6.10 Key Person Life Insurance.......................................................................24
    Section 6.11 Performance by the Lender.......................................................................24
    Section 6.12 Minimum Tangible Net Worth......................................................................25
    Section 6.13 Maximum Debt to Tangible Net Worth Ratio........................................................26
    Section 6.14 Minimum EBT.....................................................................................26
    Section 6.15 Maximum Inventory Days..........................................................................27
    Section 6.16 New Covenants...................................................................................27

ARTICLE VII  NEGATIVE COVENANTS..................................................................................27
    Section 7.1  Liens...........................................................................................27
    Section 7.2  Indebtedness....................................................................................28
    Section 7.3  Guaranties......................................................................................28
    Section 7.4  Investments and Subsidiaries....................................................................28
    Section 7.5  Dividends.......................................................................................29
    Section 7.6  Sale or Transfer of Assets; Suspension of Business Operations...................................29
    Section 7.7  Consolidation and Merger; Asset Acquisitions....................................................29
    Section 7.8  Sale and Leaseback..............................................................................29
    Section 7.9  Restrictions on Nature of Business..............................................................30
    Section 7.10 Capital Expenditures............................................................................30
    Section 7.11 Operating Leases................................................................................30
    Section 7.12 Accounting......................................................................................30
    Section 7.13 Discounts, etc..................................................................................30
    Section 7.14 Defined Benefit Pension Plans...................................................................30
    Section 7.15 Other Defaults..................................................................................30
    Section 7.16 Place of Business; Name.........................................................................30
    Section 7.17 Organizational Document; S Corporation Status...................................................30
    Section 7.18 Salaries........................................................................................31

ARTICLE VIII  EVENTS OF DEFAULT, RIGHTS AND REMEDIES.............................................................31
    Section 8.1  Events of Default...............................................................................31
    Section 8.2  Rights and Remedies.............................................................................33
    Section 8.3  Certain Notices.................................................................................34

ARTICLE IX  MISCELLANEOUS........................................................................................34
    Section 9.1  Release.........................................................................................34
    Section 9.2  No Waiver; Cumulative Remedies..................................................................35
    Section 9.3  Amendments, Etc.................................................................................35
    Section 9.4  Addresses for Notices, Etc......................................................................35
    Section 9.5  Servicing of Credit Facility....................................................................36
    Section 9.6  Further Documents...............................................................................37
    Section 9.7  Collateral......................................................................................37
    Section 9.8  Costs and Expenses..............................................................................37
    Section 9.9  Indemnity.......................................................................................37
    Section 9.10 Participants....................................................................................38
    Section 9.11 Execution in Counterparts.......................................................................38
    Section 9.12 Binding Effect; Assignment; Complete Agreement; Sharing of Information..........................39
    Section 9.13 Severability of Provisions......................................................................39
    Section 9.14 Headings........................................................................................39
    Section 9.15 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial........................................40




                          CREDIT AND SECURITY AGREEMENT

                            Dated as of June 21, 1996

                  This Agreement is made by ULTRA PAC, INC., a Minnesota corporation (the "Borrower"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    Recitals

                  The Borrower, the Lender and West One are parties to the Old Loan Documents. (Capitalized terms used in these recitals shall have the meanings given to them in Article I.) Pursuant to the Assignment of Loan Documents, the Lender and West One have assigned all of their right, title and interest in the Old Loan Documents to NCI.

                  The Lender now desires to extend to the Borrower and the Borrower desires to accept from the Lender a new term loan in the amount of $2,600,000. Accordingly, the Borrower and the Lender hereby agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1. 1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

                  "Accounts" means the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis.

                  "Advance" means a Term Advance.

                  "Affiliate" or "Affiliates" means any Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Credit and Security Agreement, as amended, supplemented or restated from time to time.

                  "Assignment of Loan Documents" means the Assignment of Loan Documents of even date herewith by the Lender and West One in favor of NCI, pursuant to which the Lender and West One assign to the Lender all of their right, title and interest in the Old Loan Documents.

                  "Banking Day" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Minneapolis, Minnesota.

                  "Base Rate" means the rate of interest publicly announced from time to time by the Lender as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

                  "Capital Expenditures" for a period means any expenditure of money for the capitalized lease, purchase or other acquisition of any capital asset.

                  "Collateral" means all of the Borrower's Equipment, General Intangibles, Inventory, Receivables, all sums on deposit in any collateral account, and any items in any lockbox, together with (i) all substitutions and replacements for and products of any of the foregoing, (ii) proceeds of any and all of the foregoing, (iii) in the case of all tangible goods, all accessions, (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods, (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; and (vi) the Life Insurance Policy.

                  "Commitment" means the Lender's commitment to make Advances to or for the Borrower's account pursuant to Article II.

                  "Credit Facility" means the credit facility being made available to the Borrower by the Lender pursuant to Article II.

                  "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

                  "Debt to Tangible Net Worth" as of a given date means the ratio of the Borrower's Debt to the Borrower's Tangible Net Worth.

                  "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

                  "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

                  "Default Rate" means an annual rate equal to two percent (2%) over the Floating Rate, which rate shall change when and as the Floating Rate changes.

                  "EBT" for a period means, pretax earnings from continuing operations before (i) special extraordinary gains, (ii) minority interests and (iii) miscellaneous gains and losses unless approved by the Lender, in each case for such period.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Environmental Laws" has the meaning specified in Section
         5.12.

                  "Equipment" means all of the Borrower's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower.

                  "Equipment Lenders" means Norwest Equipment Finance, Inc., The CIT Group/Equipment Financing Inc., USL Capital and Concord Commercial a division of HSBC Business Loans, Inc.

                  "Equipment Lender Agreements" means the agreements executed by each Equipment Lender and the Borrower pursuant to which each Equipment Lender has agreed to finance the Borrower's purchase of certain Equipment and to forbear from exercising its remedies for a certain period of time.

                  "Equipment Lender Intercreditor Agreements" means the Intercreditor Agreements dated as of or about even date herewith by and among the Lender, NCI and each Equipment Lender.

                  "Event of Default" has the meaning specified in Section 8.1.

                  "Floating Rate" means an annual rate equal to the sum of the Base Rate plus three percent (3.0%), which annual rate shall change when and as the Base Rate changes.

                  "Funding Date" has the meaning given in Section 2.1.

                  "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5, except for any change in accounting practices to the extent that, due to a promulgation of the Financial Accounting Standards Board changing or implementing any new accounting standard, the Borrower either (i) is required to implement such change, or (ii) for future periods will be required to and for the current period may in accordance with generally accepted accounting principles implement such change, for its financial statements to be in conformity with generally accepted accounting principles (any such change is hereinafter referred to as a "Required GAAP Change"), provided that (1) the Borrower shall fully disclose in such financial statements any such Required GAAP Change and the effects of the Required GAAP Change on the Borrower's income, retained earnings or other accounts, as applicable, and (2) the Borrower's financial covenants set forth in Sections 6.12, 6.13, 6.14, 6.15, 7.10 and 7.11 shall be adjusted as necessary to reflect the effects of such Required GAAP Change.

                  "General Intangibles" means all of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business.

                  "Hazardous Substance" has the meaning given in Section 5.12.

                  "Intercreditor Agreement" means the Intercreditor Agreement of even date herewith, executed by Norwest Bank and the Lender and acknowledged by the Borrower.

                  "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

                  "Inventory Days" as of any date means ratio of (i) Inventory as of such date to (ii) the average daily cost of goods sold during the three month period ending on such date.

                  "Life Insurance Assignment" means an Assignment of Life Insurance Policy as Collateral to be executed by the owner and the beneficiary thereof, in form and substance satisfactory to the Lender, granting the Lender a lien on the Life Insurance Policy to secure payment of the Obligations.

                  "Life Insurance Policy" has the meaning given in Section 6.10.

                  "Loan Documents" means this Agreement, the Note, the Security Documents and the Warrant Agreement.

                  "Maturity Date" means May 31, 1997.

                  "NCI" means Norwest Credit, Inc., a Minnesota corporation.

                  "NCI Credit Agreement" means the Credit and Security Agreement by and between the Borrower and NCI of even date herewith, as the same may hereafter be amended, supplemented or restated from time to time.

                  "NCI Loans" means the $9,500,000 revolving and $4,527,372.88 term facilities made by NCI to the Borrower pursuant to the NCI Loan Documents.

                  "NCI Loan Documents" means the NCI Credit Agreement, the NCI Notes and all other documents executed in connection therewith.

                  "NCI Notes" means the $9,500,000 revolving promissory note and the [$4,712,000] term note, each of even date herewith, by the Borrower in favor of NCI.

                  "Note" means the Term Note.

                  "Obligations" means the Note and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of the Borrower arising under this Agreement, the Note, or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

                  "Old Credit Agreement" means that certain Credit and Security Agreement dated as of June 13, 1994, by and among the Borrower, West One and the Lender, as amended through the date hereof.

                  "Old Loan Documents" means the Old Credit Agreement, the Old Security Documents, the Old Revolving Notes and the Old Term Notes.

                  "Old Norwest Bank Revolving Note" means the Borrower's revolving promissory note dated as of June 13, 1994, payable to the order of the Lender in the original principal amount of $4,400,000, as amended through the date hereof, and having an amended principal amount of $5,225,000.

                  "Old Norwest Bank Term Note" means the Borrower's term promissory note dated as of June 13, 1994, payable to the order of the Lender in the original principal amount of $3,300,000, as amended through the date hereof.

                  "Old Revolving Notes" means the Old Norwest Bank Revolving Note and the Old West One Revolving Note.

                  "Old Financing Statements" means financing statement No. 1344270, filed on July 16, 1990 and No. 1505853, filed on June 1, 1992.

                  "Old Term Notes" means the Old Norwest Bank Term Note and the Old West One Term Note.

                  "Old West One Revolving Note" means the Borrower's revolving promissory note dated as of June 13, 1994, payable to the order of West One in the original principal amount of $3,600,000, as amended through the date hereof, and having an amended principal amount of $4,275,000.

                  "Old West One Term Note" means the Borrower's term promissory note dated as of June 13, 1994, payable to the order of West One in the original principal amount of $2,700,000, as amended through the date hereof.

                  "Patent and Trademark Security Agreement" means the Patent and Trademark Security Agreement of even date herewith by the Borrower in favor of the Lender and Norwest Bank.

                  "Permitted Lien" has the meaning given in Section 7.1.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" means an employee benefit plan or other plan maintained for the Borrower's employees and covered by Title IV of ERISA.

                  "Premises" means all premises where the Borrower conducts its business and has any rights of possession, including (without limitation) the premises legally described in Exhibit C attached hereto.

                  "Receivables" means each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

                  "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

                  "Security Documents" means this Agreement, the Life Insurance Assignment and the Patent and Trademark Security Agreement.

                  "Security Interest" has the meaning given in Section 3.1.

                  "Servicer" means Norwest Business Credit, Inc., a Minnesota corporation, or such other person as the Lender may from time to time designate.

                  "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

                  "Tangible Net Worth" means the difference between (i) the tangible assets of the Borrower, which, in accordance with GAAP are tangible assets, after deducting adequate reserves in each case where, in accordance with GAAP, a reserve is proper and (ii) all Debt of the Borrower other than deferred tax liabilities; provided, however, that notwithstanding the foregoing in no event shall there be included as such tangible assets patents, trademarks, trade names, copyrights, licenses, goodwill, investments in Ultra Pac Sud America, S.A. and Ultra Pac Middle East, receivables from or investments in Affiliates, directors, officers or employees, prepaid expenses, deferred tax assets, deposits, deferred charges or treasury stock or any securities or Debt of the Borrower or any other securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against federal income tax liabilities, and any other assets designated from time to time by the Lender, in its sole discretion.

                  "Term Advance" has the meaning specified in Section 2.1.

                  "Term Note" means the Borrower's promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto.

                  "Turnaround Plan" means the Borrower's turnaround plan dated as of February 15, 1996, as amended and updated, copies of which have been delivered to and accepted by the Lender and West One.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.15 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

                  "Warrant Agreement" means the Warrant for the purchase of common stock of Ultra Pac, Inc. of even date herewith, by the Borrower in favor of the Lender.

                  "West One" means West One Bank, Idaho, a subsidiary of US Bancorp.

         Section 1.2 Cross References. All references in this Agreement to Articles, Sections and Subsections, shall be to Articles, Sections and Subsections of this Agreement unless otherwise explicitly specified.


                                   ARTICLE II

                     Amount and Terms of the Credit Facility

         Section 2.1 Term Advance. The Lender agrees, on the terms and subject to the conditions herein set forth, to make a single advance (the "Term Advance") to the Borrower on the date all of the conditions set forth in Article IV have been satisfied (the "Funding Date"). The Borrower's obligation to pay the Term Advance shall be evidenced by the Term Note and shall be secured by the Collateral as provided in Article III.

         Section 2.2 Payment of Term Note. The outstanding principal balance of the Term Note shall be due and payable in equal monthly installments of $75,000, beginning on June 1, 1996, and on the first day of each month thereafter until the Maturity Date when the entire unpaid principal balance of the Term Note, and all unpaid interest accrued thereon, shall in any event be due and payable. In addition, the Borrower shall prepay the Term Note by the amount of the income tax refunds it receives for its fiscal year ended January 31, 1996 within one Banking Day after receiving such refunds and shall prepay the Term Note in full if the NCI Loans are paid in full.

         Section 2.3 Voluntary Prepayment. Except as otherwise provided herein, the Borrower may terminate the Credit Facility and prepay the Advances in whole at any time or from time to time in part. The Borrower may terminate the Credit Facility at any time, and, subject to payment and performance of all Obligations, may obtain any release or termination of the Security Interest and the Security Documents to which the Borrower is otherwise entitled by law by
(vii) giving at least 30 days' prior written notice to the Lender of the Borrower's intention to terminate the Credit Facility.

         Section 2.4 Interest; Default Interest; Participations; Usury. Interest accruing on the Note shall be due and payable in arrears on the first day of each month.

                  (a) TERM NOTE. Except as set forth in Sections 2.4(b) and 2.4(d), the outstanding principal balance of the Term Note shall bear interest at the Floating Rate.

                  (b) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

                  (c) PARTICIPATIONS. If any Person shall acquire a participation in the Advances under this Agreement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under Section 2.4(a), along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Floating Rate, or otherwise elects to accept less than its prorata share of such fees, charges and other amounts due under this Agreement.

                  (d) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law.

         Section 2.5 Computation of Interest and Fees; When Interest Due and Payable. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest shall be payable in arrears on the first day of each month and on the Termination Date.

         Section 2.6 Payment. All payments to be applied to the Obligations shall be made to the Lender in immediately available funds. The Lender may hold all payments not constituting immediately available funds for three (3) days before applying them to the Obligations.

         Section 2.7 Payment on Non-Banking Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

         Section 2.8 Use of Proceeds. The Borrower shall use the proceeds of the Term Advance to reduce the outstanding principal balance of the Old West One Revolving Note by $1,170,000.00 and the Old Norwest Revolving Note by $1,430,000.00.

         Section 2.9 Liability Records. The Lender may maintain from time to time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Obligations that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless the Borrower gives the Lender specific written notice of exception within 30 days after receipt.

                                   ARTICLE III

                      Security Interest; Occupancy; Setoff

         Section 3.1 Grant of Security Interest. The Borrower hereby pledges, assigns and grants to the Lender a security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of the Obligations.

         Section 3.2 Notification of Account Debtors and Other Obligors. The Lender may at any time (whether or not a Default Period then exists) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

         Section 3.3 Assignment of Insurance. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

         Section 3.4 Occupancy.

                  (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time during a Default Period.

                  (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                  (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Commitment, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                  (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

         Section 3.5 License. Without limiting the generality of the Patent and Trademark Security Agreement, the Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

         Section 3.6 Financing Statement. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

                  Name and address of Debtor:

                  Ultra Pac, Inc.
                  21925 Industrial Boulevard
                  Rogers, Minnesota 55374-9575
                  Federal Tax Identification No. 41-1581031

                  Name and address of Secured Party:

                  Norwest Bank Minnesota, National Association
                  Norwest Center
                  Sixth Street and Marquette Avenue
                  Minneapolis, Minnesota 55479-0091
                  Federal Tax Identification No. 41-1592157

         Section 3.7 Setoff. The Borrower agrees that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

                                   ARTICLE IV

                              Conditions of Lending

         Section 4.1 Conditions Precedent to the Term Advance. The Lender's obligation to make the Term Advance shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                  (a) Payment from NCI with respect to the Assignment of Loan Documents.

                  (b) An estoppel certificate with respect to the Old Loan Documents, properly executed by the Borrower.

                  (c) The Equipment Lender Agreements, properly executed by the Equipment Lenders and acknowledged by the Borrower.

                  (d) The Equipment Lender Intercreditor Agreements, properly executed by the Equipment Lenders and the Borrower.

                  (e) Copies of the NCI Loan Documents.

                  (f) Evidence that simultaneously with the making of the initial Advances, all conditions precedent to the NCI Loans shall be satisfied.

                  (g) This Agreement, properly executed by the Borrower.

                  (h) The Note, properly executed by the Borrower.

                  (i) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises.

                  (j) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower (including without limitation, Hands, Inc.), together with, (i) an acknowledgment and waiver of liens from each subcontractor who has possession of the Borrower's goods from time to time, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement covering such Person's property other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

                  (k) The Life Insurance Assignment, properly executed by the beneficiary and owner thereof, and the Life Insurance Policy, each in form and substance satisfactory to the Lender, together with such evidence as the Lender may request that the Life Insurance Policy is subject to no assignments or encumbrances other than the Life Insurance Assignment.

                  (l) The Intercreditor Agreement, properly executed by NCI and acknowledged by the Borrower.

                  (m) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) the Borrower has not assigned any of the patents or trademarks subject to the Patent and Trademark Security Agreement; (iii) no financing statements have been filed and remain in effect against the Borrower except those financing statements relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations satisfactory to the Lender; and (iv) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                  (n) A certificate of the Borrower's Secretary or Assistant Secretary certifying as to (i) the resolutions of the Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

                  (o) A current certificate issued by the Secretary of State of Minnesota, certifying that the Borrower is in compliance with all applicable organizational requirements of the State of Minnesota.

                  (p) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                  (q) A support agreement in favor of the Lender and Norwest Bank, properly executed by the Borrower's president in his personal capacity.

                  (r) An opinion of counsel to the Borrower, addressed to the Lender.

                  (s) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                  (t) Payment of the fees and commissions due through the date of the initial Advance and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 9.8, including all legal expenses incurred through the date of this Agreement.

                  (u) West One shall have executed and delivered a participation agreement pursuant to which it purchases not less than an undivided 45% interest in the Obligations.

                  (v) The Borrower shall have extended reasonable offers to retain consulting services on an extended basis with Jack Daugherty and Quazar Capital with terms and conditions satisfactory to the Lender. If such offers are rejected, the Borrower shall have hired other consultants that are acceptable to the Lender in its sole discretion.

                  (w) Such other documents as the Lender in its sole discretion may require.

         Section 4.2 Additional Conditions Precedent. The Lender's obligation to make the Term Advance shall be subject to the further conditions precedent that on such date:

                  (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                  (b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

                                    ARTICLE V

                         Representations and Warranties

         The Borrower represents and warrants to the Lender as follows:

         Section 5.1 Corporate Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations; Tax Identification Number. The Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Minnesota and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its existence, the Borrower has done business solely under the names set forth in Schedule 5.1 hereto. The Borrower's chief executive office and principal place of business is located at the address set forth in Schedule
5.1 hereto, and all of the Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations set forth in Schedule 5.1 hereto. The Borrower's tax identification number is correctly set forth in Section 3.6 hereto.

         Section 5.2 Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the Borrower's stockholders; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Borrower's articles of incorporation or bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

         Section 5.3 Legal Agreements. This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

         Section 5.4 Subsidiaries. The Borrower has no Subsidiaries. The Borrower does, however have minority investments in Ultra Pac SudAmerica, S.A. ($141,529) and Ultra Pac Middle East ($-0-).

         Section 5.5 Financial Condition; No Adverse Change. The Borrower has heretofore furnished to the Lender audited financial statements of the Borrower for its fiscal year ended January 31, 1996, and unaudited financial statements of the Borrower for the months ended March 30, 1996, and those statements fairly present the Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the Borrower's business, properties or condition (financial or otherwise).

         Section 5.6 Litigation. Except as described in the letter to the Borrower's auditors by the Borrower's attorneys, there are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or any of its Affiliates or the properties of the Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates.

         Section 5.7 Regulation U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         Section 5.8 Taxes. The Borrower and its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

         Section 5.9 Titles and Liens. The Borrower has good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest balance sheet referred to in Section 5.5 and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for Permitted Liens. No financing statement naming the Borrower as debtor is on file in any office except to perfect only Permitted Liens.

         Section 5.10 Plans. Except as disclosed to the Lender in writing prior to the date hereof, neither the Borrower nor any of its Affiliates maintains or has maintained any Plan. Neither the Borrower nor any Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither the Borrower nor any of its Affiliates has:

                  (a) Any accumulated funding deficiency within the meaning of ERISA; or

                  (b) Any liability or knows of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

         Section 5.11 Default. Except for defaults on its agreements with the Equipment Lenders which are cured or waived or with respect to which the Borrower has obtained additional grace periods pursuant to the Equipment Lender Agreements, the Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the Borrower's financial condition, properties or operations.

         Section 5.12 Environmental Matters.

                  (a) Definitions. As used in this Agreement, the following terms shall have the following meanings:

                           (i) "Environmental Law" means any federal, state,
                  local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

                           (ii) "Hazardous Substances" means pollutants,
                  contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

                  (b) To the Borrower's best knowledge, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for either the Borrower or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

                  (c) To the Borrower's best knowledge, the Borrower has not disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

                  (d) There are not and there never have been any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or the Borrower, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the Borrower's best knowledge, no such matter is threatened or impending.

                  (e) To the Borrower's best knowledge, the Borrower's businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's possession and are in full force and effect. No permit required under any Environmental Law is scheduled to expire within 12 months and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

                  (f) To the Borrower's best knowledge, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

                  (g) The Borrower has delivered to Lender all environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or Borrower's businesses.

         Section 5.13 Submissions to Lender. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

         Section 5.14 Financing Statements. The Borrower has provided to the Lender signed financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

         Section 5.15 Rights to Payment. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

                                   ARTICLE VI

                        Borrower's Affirmative Covenants

         So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

         Section 6.1 Reporting Requirements. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

                  (a) as soon as available, and in any event within 92 days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the Borrower's balance sheet as at the end of such fiscal year and the related statements of the Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12, 6.13, 6.14, 6.15, 7.10 and 7.11; and (iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                  (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit B hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12, 6.13, 6.14, 6.15, 7.10 and 7.11;

                  (c) within 20 days after the end of each month, a report by the Borrower's management and its consultants as to the status of the Borrower's Turnaround Plan and recommendations;

                  (d) at least 30 days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

                  (e) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 5.12 or which seek a monetary recovery against the Borrower in excess of $25,000 and not previously disclosed pursuant to
         Section 5.6;

                  (f) as promptly as practicable (but in any event not later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

                  (g) as soon as possible and in any event within 30 days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrower's chief financial officer setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

                  (h) as soon as possible, and in any event within 10 days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrower's chief financial officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

                  (i) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

                  (j) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders;

                  (k) promptly after the sending or filing thereof, copies of all regular and periodic financial reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

                  (l) promptly upon knowledge thereof, notice of the Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrower's business or its financial condition; and

                  (m) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

The Borrower shall also send to the Lender's participants such copies of the foregoing information as the Lender shall request from time to time.

         Section 6.2 Books and Records; Inspection and Examination. The Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the Borrower's affairs with any of its directors, officers, employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower at any time during ordinary business hours.

         Section 6.3 Account Verification. The Lender may at any time and from time to time send or require the Borrower to send requests for, verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time after notice to the Borrower telephone account debtors and other obligors to verify accounts.

         Section 6.4 Compliance with Laws.

                  (a) The Borrower will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                  (b) Without limiting the foregoing undertakings, the Borrower specifically agrees that it will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.

         Section 6.5 Payment of Taxes and Other Claims. The Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

         Section 6.6 Maintenance of Properties.

                  (a) The Borrower will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Lender's judgment, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender.

                  (b) The Borrower will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

                  (c) The Borrower will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

         Section 6.7 Insurance. The Borrower will obtain and at all times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

         Section 6.8 Preservation of Existence. The Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

         Section 6.9 Delivery of Instruments, etc. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

         Section 6.10 Key Person Life Insurance. The Borrower shall maintain insurance upon the life of Calvin S. Krupa, its president, with the death benefit thereunder in an amount not less than $3,500,000 (the "Life Insurance Policy"). The right to receive the proceeds of the Life Insurance Policy shall be assigned to the Lender and NCI by the Life Insurance Assignment.

         Section 6.11 Performance by the Lender. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this
Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5 and 6.7, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Floating Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.11.

         Section 6.12 Minimum Tangible Net Worth. The Borrower will maintain as of the last day of each month listed below, its Tangible Net Worth at an amount not less than the amount set forth opposite such month:

            Month                     Minimum Tangible Net Worth
            -----                     --------------------------
          May 1996                                $7,712,000
          June 1996                               $7,825,000
          July 1996                               $7,860,000
         August 1996                              $7,891,000
       September 1996                             $7,889,000
        October 1996                              $7,854,000
        November 1996                             $7,819,000
        December 1996                             $7,843,000
        January 1997                              $7,912,000

         Section 6.13 Maximum Debt to Tangible Net Worth Ratio. The Borrower will maintain as of the last day of each month listed below, the ratio of its Debt to its Tangible Net Worth at not more than the ratio set forth opposite such month:

                Month                     Maximum Debt to Tangible Net Worth
                -----                     ----------------------------------
                                                         Ratio
                                                         -----
               May 1996                              5.30 to 1.00
              June 1996                              5.10 to 1.00
              July 1996                              4.90 to 1.00
             August 1996                             4.80 to 1.00
            September 1996                           4.60 to 1.00
             October 1996                            4.60 to 1.00
            November 1996                            4.60 to 1.00
            December 1996                            4.60 to 1.00
             January 1997                            4.50 to 1.00

                  Section 6. 14 Minimum EBT. The Borrower will achieve during each year-to-date period ending on the last day of each month listed below, EBT of not less than the amount set forth opposite such month:

                    Month                       Minimum EBT
                    -----                       -----------
                   May 1996                     ($620,000)
                  June 1996                     ($430,000)
                  July 1996                     ($360,000)
                 August 1996                    ($290,000)
                September 1996                  ($300,000)
                 October 1996                   ($350,000)
                November 1996                   ($390,000)
                December 1996                   ($340,000)
                 January 1997                   ($220,000)

         Section 6.15 Maximum Inventory Days. As of the end of each month listed below, the Borrower shall achieve a turnover rate for its Inventory of not more than the number of Inventory Days set forth opposite such month:

                    Month                      Inventory Days
                    -----                      --------------
                   May 1996                          75
                  June 1996                          68
                  July 1996                          68
                 August 1996                         65
                September 1996                       65
                 October 1996                        70
                November 1996                        75
                December 1996                        75
                 January 1997                        75

         Section 6.16 New Covenants. On or before January 31, 1997, The Borrower and the Lender shall agree on new covenant levels for Sections 6.12, 6.13, 6.14, 6.15, 7.10 and 7.11 for periods after such date. The new covenant levels will be based on the Borrower's projections for such periods and shall be no less stringent than the present levels.

                                   ARTICLE VII

                               Negative Covenants

         So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower agrees that, without the Lender's prior written consent:

         Section 7.1 Liens. The Borrower will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the foregoing the following (collectively, "Permitted Liens"):

                  (a) in the case of any of the Borrower's property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's business or operations as presently conducted;

                  (b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in
         Schedule 7.1 hereto, securing indebtedness for borrowed money permitted under Section 7.2;

                  (c) the Security Interest and liens and security interests created by the Security Documents; and

                  (d) purchase money security interests relating to the acquisition of machinery and equipment of the Borrower and so long as no Default Period is then in existence and no Default or Event of Default would exist immediately after such acquisition.

         Section 7.2 Indebtedness. The Borrower will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits, advances, any indebtedness for borrowed money, or any other indebtedness or liability, in each case evidenced by notes, bonds, debentures or similar obligations, except:

                  (a) indebtedness arising hereunder;

                  (b) indebtedness of the Borrower in existence on the date hereof and listed in Schedule 7.2 hereto; and

                  (c) indebtedness relating to liens permitted in accordance with Section 7.1.

         Section 7.3 Guaranties. The Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                  (a) the endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business; and

                  (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons in existence on the date hereof and listed in Schedule 7.2 hereto.

         Section 7.4 Investments and Subsidiaries.

                  (a) The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:
                           (i) investments in direct obligations of the United
                  States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                           (ii) investment in certain companies as set forth in
                  Section 5.4, provided that the Borrower shall make no further cash investments in such companies.

                           (iii) travel advances or loans to the Borrower's
                  officers and employees not exceeding at any one time an aggregate of $10,000;

                           (iv) advances in the form of progress payments,
                  prepaid rent not exceeding two months or security deposits;
                  and

                           (v) a promissory note by Maine Fresh Pack having an
                  outstanding balance of approximately $9,502.30 as of the date hereof.

                  (b) The Borrower will not create or permit to exist any Subsidiaries.

         Section 7.5 Dividends. The Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

         Section 7.6 Sale or Transfer of Assets; Suspension of Business Operations. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

         Section 7.7 Consolidation and Merger; Asset Acquisitions. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

         Section 7.8 Sale and Leaseback. The Borrower will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

         Section 7.9 Restrictions on Nature of Business. The Borrower will not engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

         Section 7.10 Capital Expenditures. The Borrower will not incur or contract to incur Capital Expenditures except as budgeted in the Turnaround Plan and not exceeding $850,000 in the aggregate during any fiscal year.

         Section 7.11 Operating Leases. The Borrower will not incur or contract to incur any new Operating Lease having a monthly payment exceeding $1000 except to replace existing Equipment.

         Section 7.12 Accounting. The Borrower will not adopt any material change in accounting principles other than as required by GAAP. The Borrower will not adopt, permit or consent to any change in its fiscal year.

         Section 7.13 Discounts, etc. The Borrower will not grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold, or modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower except in the ordinary course of business and until the Lender directs it to cease such activity.

         Section 7.14 Defined Benefit Pension Plans. The Borrower will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10.

         Section 7.15 Other Defaults. The Borrower will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower.

         Section 7.16 Place of Business; Name. The Borrower will not transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name.

         Section 7.17 Organizational Document; S Corporation Status. The Borrower will not amend its certificate of incorporation, articles of incorporation or bylaws except to the extent necessary to authorize the issuance of up to 10,000,000 shares of its common stock. The Borrower will not become an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended.

         Section 7.18 Salaries. The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation. The Borrower will not increase the aggregate cash salary, bonus, commissions, consultant fees or other compensation of Brad C. Yopp or Calvin S. Krupa through May 31, 1997.

                                  ARTICLE VIII

                     Events of Default, Rights and Remedies

         Section 8.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events:

                  (a) Default in the payment of any interest on or principal of the Note when it becomes due and payable;

                  (b) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrower under this Agreement;

                  (c) Calvin S. Krupa shall cease to actively fulfill the duties of president of the Borrower, Michael J. Laub shall cease to actively fulfill the duties of chief operating officer of the Borrower, or Brad
         C. Yopp shall cease to actively fulfill the duties of chief financial officer of the Borrower.

                  (d) Calvin S. Krupa shall own less than 85% of the sum of the outstanding shares of the Borrower's stock that he owns as as set forth in the Borrower's proxy statement dated on or about May 31, 1996 and any shares that he receives through options, stock splits, or bonuses.

                  (e) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement;

                  (f) The Borrower shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or the Borrower shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower, as the case may be; or the Borrower shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower or any such Guarantor; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower;

                  (g) A petition shall be filed by or against the Borrower under the United States Bankruptcy Code naming the Borrower as debtor;

                  (h) The Life Insurance Policy shall be terminated, by the Borrower or otherwise; or the Life Insurance Policy shall be scheduled to terminate within 30 days and the Borrower shall not have delivered a satisfactory renewal thereof to the Lender; or the Borrower shall fail to pay any premium on the Life Insurance Policy when due; or the Borrower shall take any other action that impairs the value of the Life Insurance Policy.

                  (i) Any representation or warranty made by the Borrower in this Agreement, or by the Borrower (or any of its officers) in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement shall prove to have been incorrect in any material respect when deemed to be effective;

                  (j) The rendering against the Borrower of a final judgment, decree or order for the payment of money in excess of $10,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

                  (k) A default under any bond, debenture, note or other evidence of indebtedness of the Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

                  (l) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the Borrower's assets in favor of the Plan;

                  (m) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any note;

                  (n) The Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent;

                  (o) The Borrower shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

                  (p) Default in the payment of any amount owed by the Borrower to the Lender other than any indebtedness arising hereunder;

                  (q) The Borrower shall take or participate in any action which would be prohibited under the provisions of any Equipment Intercreditor Agreement or any Moratorium Agreement or make any payment that any Person was not entitled to receive under the provisions of any Equipment Intercreditor Agreement or any Moratorium Agreement;

                  (r) Any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

         Section 8.2 Rights and Remedies. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

                  (a) The Lender may, by notice to the Borrower, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

                  (b) The Lender may, by notice to the Borrower, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

                  (c) The Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Obligations;

                  (d) The Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                  (e) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

                  (f) the Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 8.1(g), the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

         Section 8.3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.4) at least ten calendar days before the date of intended disposition or other action.

                                   ARTICLE IX

                                  Miscellaneous

         Section 9.1 Release. The Borrower, hereby absolutely and unconditionally releases and forever discharges the Lender, any participants and any and all parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         Section 9.2 No Waiver; Cumulative Remedies. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

         Section 9.3 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

         Section 9.4 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  If to the Borrower:

                  Ultra Pac, Inc.
                  21925 Industrial Boulevard
                  Rogers, Minnesota 55374-9575
                  Telecopier: 612/428-8344
                  Attention: Brad C. Yopp

                  If to the Lender:

                  Norwest Bank Minnesota, National Association
                  Norwest Center
                  Sixth Street and Marquette Avenue
                  Minneapolis, Minnesota 55479-0091
                  Telecopier:  (612) 667-4144
                  Attention: Laura Schmaltz Oberst

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.

         Section 9.5 Servicing of Credit Facility.

                  (a) The Lender has entered into a servicing agreement (the "Servicing Agreement") with the Servicer to service and enforce the Loan Documents and collect the Obligations on the Lender's behalf. Pursuant to the Servicing Agreement, the Lender has authorized the Servicer to take certain actions, perform certain duties and exercise certain powers on the Lender's behalf under the provisions of the Loan Documents and any other instruments and agreements referred to in this Agreement.

                  (b) The Servicer shall have no duties or responsibilities to the Borrower, but only to the Lender and then only as expressly set forth in the Servicing Agreement. Without limiting the generality of the foregoing, the Servicer shall have no obligation to make any loans or advances to the Borrower. Neither the Servicer nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by them hereunder or in connection herewith, unless caused by its or their willful misconduct. The Servicer's duties shall be mechanical and administrative in nature; nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Servicer any obligations with respect to the Loan Documents except as expressly set forth herein. The Borrower shall not in any way be construed to be a third party beneficiary of any relationship between the Servicer and the Lender.

                  (c) The Servicer shall be entitled to rely, and shall be fully protected in relying, upon any communication whether written or oral believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all legal matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

                  (d) The Borrower shall be entitled to rely upon any communication whether written or oral sent or made by the Servicer for and on behalf of the Lender with respect to all matters pertaining to the Loan Documents and the Borrower's duties and obligations hereunder, unless and until the Borrower receives written notice from the Lender that the Servicer is no longer servicing the Credit Facility.

                  (e) The Servicer shall hold and be the custodian of the Loan Documents on the Lender's behalf for so long as the Servicer is servicing the Credit Facility.

                  (f) The Servicing Agreement may be terminated at any time without prior notice to or consent of the Borrower. Upon termination of the Servicing Agreement and failure to replace the Servicing Agreement with a new servicing agreement, all references herein to the Servicer shall thereafter mean and refer to the Lender.

         Section 9.6 Further Documents. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

         Section 9.7 Collateral. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

         Section 9.8 Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

         Section 9.9 Indemnity. In addition to the payment of expenses pursuant to Section 9.8, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

                           (i) any and all transfer taxes, documentary taxes,
                  assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                           (ii) any claims, loss or damage to which any
                  Indemnitee may be subjected if any representation or warranty contained in Section 5.12 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.4(b); and

                           (iii) any and all other liabilities, losses,
                  damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 9.9 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

         Section 9.10 Participants. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

         Section 9.11 Execution in Counterparts. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         Section 9.12 Binding Effect; Assignment; Complete Agreement; Sharing of Information. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender may share at any time with Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, any and all information the Lender may have in its possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such sharing of such information.

         Section 9.13 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         Section 9.14 Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                            [SIGNATURE PAGE FOLLOWS]


         Section 9.15 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. The parties hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

NORWEST BANK MINNESOTA,                    ULTRA PAC, INC.
  NATIONAL ASSOCIATION


By /s/ Laura Schmaltz Oberst               By /s/ Brad C. Yopp
       Laura Schmaltz Oberst                      Brad C. Yopp
       Its Vice President                         Its Chief Financial Officer




                         Table of Exhibits and Schedules

                  Exhibit  A         Form of Term Note

                  Exhibit  B         Compliance Certificate

                  Exhibit  C         Premises

                               -------------------

                  Schedule 5.1       Trade Names, Chief Executive Office,
                                        Principal Place of Business, and
                                        Locations of Collateral

                  Schedule 7.1       Permitted Liens

                  Schedule 7.2       Permitted Indebtedness and Guaranties





                                    TERM NOTE
$2,600,000                                                Minneapolis, Minnesota
                                                                   June 21, 1996

         For value received, the undersigned, ULTRA PAC, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay on the Maturity Date under the Credit Agreement (defined below), to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Two Million Six Hundred Thousand Dollars ($2,600,000) or, if less, the aggregate unpaid principal amount of all Term Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

         This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Term Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                     ULTRA PAC, INC.

                                     By /s/ Brad C. Yopp
                                            Brad C. Yopp
                                            Its Chief Financial Officer

                                      Exhibit B to Credit and Security Agreement

                             COMPLIANCE CERTIFICATE

To:    Laura Schmaltz Oberst
       Norwest Bank Minnesota, National Association
Date:  __________________, 199___

Subject: Ultra Pac, Inc.

         Financial Statements

         In accordance with our Credit and Security Agreement dated as of June ___, 1996 (the "Credit Agreement"), attached are the financial statements of Ultra Pac, Inc. (the "Borrower") as of and for ________________, 19___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

         I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition as of the date thereof.

         Events of Default. (Check one):

         |_| The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

         |_| The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

         Financial Covenants. I further hereby certify as follows:

                  1. Minimum Tangible Net Worth. Pursuant to Section 6.12 of the Credit Agreement, as of the Reporting Date the Borrower's Tangible Net Worth was $____________ which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date:


         Month     Minimum Tangible Net Worth
         -----     --------------------------
         May 1996         $7,712,000
         June 1996        $7,825,000
         July 1996        $7,860,000
         August 1996      $7,891,000
         September 1996   $7,889,000
         October 1996     $7,864,000
         November 1996    $7,819,000
         December 1996    $7,843,000
         January 1997     $7,912,000


                  2. Maximum Debt to Tangible Net Worth Ratio. Pursuant to
         Section 6.13 of the Credit Agreement, as of the Reporting Date, the ratio of the Borrower's Debt to its Tangible Net Worth was _____ to
         1.00 which |_| satisfies |_| does not satisfy the requirement that such ratio be no more than ______ to 1.00 on the Reporting Date as set forth in table below:


                Month                     Maximum Debt to Tangible Net Worth
                -----                     ----------------------------------
                                                         Ratio
                                                         -----
               May 1996                              5.30 to 1.00
              June 1996                              5.10 to 1.00
              July 1996                              4.90 to 1.00
             August 1996                             4.80 to 1.00
            September 1996                           4.60 to 1.00
             October 1996                            4.60 to 1.00
            November 1996                            4.60 to 1.00
            December 1996                            4.60 to 1.00
             January 1997                            4.50 to 1.00

                  3. Minimum Earnings Before Taxes. Pursuant to Section
         6.14 of the Credit Agreement, the Borrower's EBT as of the Reporting Date, was $____________, which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $_____________ as set forth in table below:



                             Month         Minimum EBT
                             -----         -----------
                            May 1996       ($620,000)
                           June 1996       ($430,000)
                           July 1996       ($360,000)
                          August 1996      ($290,000)
                         September 1996    ($300,000)
                          October 1996     ($350,000)
                         November 1996     ($390,000)
                         December 1996     ($340,000)
                          January 1997     ($220,000)




                  4. Maximum Inventory Days. Pursuant to Section 6.15 of the Credit Agreement, the turnover rate of the Borrower's Inventory as of the 390,000)December1996($340,000)January1997($220,000) Reporting Date
         was ____ Inventory Days which |_| satisfies |_| does not satisfy the requirement that such number be not more than _____ Inventory Days as of such date as set forth in table below:

                           Month                      Inventory Days
                           -----                      --------------
                          May 1996                          75
                         June 1996                          68
                         July 1996                          68
                        August 1996                         65
                       September 1996                       65
                        October 1996                        70
                       November 1996                        75
                       December 1996                        75
                        January 1997                        75


                  5. Capital Expenditures. Pursuant to Section 7.10 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the fiscal year ended January 31, 199___, for Capital Expenditures, $__________________ in the aggregate, which |_| satisfies |_| does not satisfy the requirement that such expenditures not exceed $850,000 in the aggregate.

                           6. Operating Leases. Pursuant to Section 7.11 of the
                  Credit Agreement, for the year-to-date period ending on the Reporting Date, the highest monthly payment the Borrower has expended or contracted to expend during the fiscal year ended January 31, 199___, for any Operating Lease is $__________________, which |_| satisfies |_| does not satisfy the requirement that such no such payment exceed $1,000.

         7. Salaries. As of the Reporting Date, the Borrower |_| is |_| is not in compliance with Section 7.18 of the Credit Agreement concerning salaries.

         Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                  ULTRA PAC, INC.

                                  By ____________________________

                                  Its Chief Financial Officer


                                      Exhibit C to Credit and Security Agreement

                                    PREMISES

         The Premises referred to in the Credit and Security Agreement are legally described as follows:

         The Premises described in the referenced document are located in Hennepin County, Minnesota and are described as follows:

         PARCEL A

         That part of the south half of the Southwest Quarter of Section 14, Township 120 North, Range 23 West, Hennepin County, Minnesota, described as follows:

         Commencing at the southwest corner of said Section 14; thence on an assumed bearing of West along the south line of the Southeast Quarter of Section 15, Township 120 North, Range 23 West 267.95 feet to the intersection with the northeasterly right of way line of the Burlington Northern Railroad; thence North 40 degrees 25 minutes 40 seconds East
         571.67 feet to the southwesterly right of way line of Minnesota State Highway No. 152 as constructed and monumented, and the point of beginning of the land to be described; thence South 40 degrees 25 minutes 40 seconds West 168.30 feet to the west line of said south half of the Southwest Quarter of Section 14; thence South 1 degree 11 minutes 20 seconds East along said west line of the south half of the Southwest Quarter of Section 14 a distance of 307.12 feet to the southwest corner of said south half of the Southwest Quarter of Section 14; thence South 89 degrees 43 minutes 10 seconds East along the south line of said south half of the Southwest Quarter of Section 14 a distance of 197.66 feet; thence North 40 degrees 19 minutes 05 seconds East 270.46 feet to said southwesterly right of way line of Minnesota State Highway No. 152; thence North 49 degrees 34 minutes 20 seconds West along said southwesterly right of way line of Minnesota State Highway No. 152 a distance of 354.54 feet to the point of beginning.



PARCEL B


Parcel B

         That part of the South Half of the Southwest Quarter (S1/2 SW1/4) of Section Fourteen (14), Township One Hundred Twenty (120), Range Twenty-three (23), Hennepin County, Minnesota, lying east of the West
         264.71 feet, measured at right angles, of said South Half of the Southwest Quarter (S1/2 SW1/4); lying southwesterly of the southwesterly right-of-way line of Interstate Highway No. 94 as monumented; lying northwesterly of a line described as commencing at the most southerly corner of Lot One (1), Block One (1), FREEWAY 94 COMMERCIAL PAK, said Hennepin County; thence North 49 degrees 48 minutes secants West along the southwesterly line of said Lot One (1) for a distance of 349.91 feet to the actual Point of Beginning of the line to be hereby described; thence 30 degrees 26 minutes 54 seconds East for a distance of 460.07 feet, more or less, to intersect with and terminate at said southwesterly right-of-way line of Interstate Highway No. 94; and lying northwesterly of the Northwesterly extension of said Commercial Park, EXCEPTING therefrom all that part thereof described as beginning at the point of intersection of the East line of said West
         264.71 feet with said southwesterly right-of-way line of Interstate Highway No. 94 as monumented; thence southeasterly along said highway right-of-way for a distance of 93.57 feet; thence southwesterly at right angles for a distance of 250.36 feet, more or less, to intersect said East line of the West 264.71 feet; thence north along said East line of the West 264.71 feet for a distance of 177.09 feet, more or less, to the Point of Beginning

         That part of the South Half of the Southwest Quarter (S1/2 SW1/4) of Section Fourteen (14) , Township One Hundred Twenty (120), Range Twenty-three (23), Hennepin County, Minnesota, described as commencing at the point of intersection of the East line of the West 264.71 feet, as measured at right angles of said South Half of the Southwest Quarter (S1/2 SW1/4) with the southwesterly right-of-way line of Interstate Highway No. 94 as monumented; thence southeasterly along said highway right-of-way for a distance of 93.57 feet; thence southwesterly at right angles for a distance of 150.36 feet, more or less, to intersect said East line of the West 264.71 feet, said point of intersection also being the actual Point of Beginning of the land to be hereby described; thence continue southwesterly along the last described course for a distance of 141.97 feet, more or less, to intersect the northeasterly right-of-way line of Industrial Boulevard formerly known as Minnesota Trunk Highway No. 152) as monumented; thence southeasterly along said boulevard right-of-way for a distance of 100.30, more or less, to intersect said East line of the West 264.71 feet; thence north along said East line of the West 264.71 feet for a distance of 187.12 feet, more or less, to the Point of Beginning;

which is now known as:

         Lot Three (3), Block One (1), and Outlot B and Outlot C, Rogers Plastic Center 2nd Addition, according to the plat thereof on file or of record in the office of County Recorder, Hennepin County, Minnesota.


                                   Schedule 5.1 to Credit and Security Agreement

        Trade Names, Chief Executive Office, Principal Place of Business,
                          and Locations of Collateral

                                   TRADE NAMES

                                      None

               CHIEF EXECUTIVE OFFICE/PRINCIPAL PLACE OF BUSINESS

                  Ultra Pac, Inc.
                  21925 Industrial Boulevard
                  Rogers, Minnesota 55374-9575

                     OTHER INVENTORY AND EQUIPMENT LOCATIONS

                  22051, 22000, 22001, 22201 and or 21925 Industrial Boulevard
                  Rogers, Minnesota 55374

                  Hands, Inc.
                  East First Street
                  Winthrop, Minnesota  55396